                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217

EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2001
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This Prospectus describes the three (3) Portfolios* offered by EQ Advisors Trust and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


     DOMESTIC PORTFOLIO             INTERNATIONAL STOCK PORTFOLIO
     ------------------             -----------------------------
   EQ/Small Company Index          EQ/International Equity Index**
                                        FIXED INCOME PORTFOLIO
                                        ----------------------
                                      EQ/J.P. Morgan Core Bond**


* All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

**    Effective May 18, 2001, the names of all of the Portfolios will include
      "EQ/".
      -------------------------------------------------------------------------

 YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 21

Overview
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EQ ADVISORS TRUST

This Prospectus tells you about the three (3) current Portfolios of EQ Advisors Trust ("Trust") and the Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable currently serves as the Manager of the Trust. In such capacity, subject always to the direction and control of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser.

Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents
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------------------------------------------------
 1. SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                             4
-------------------------------------------    -
 2. ABOUT THE INVESTMENT PORTFOLIOS            6
-------------------------------------------    -
   DOMESTIC PORTFOLIO                          7
      EQ/Small Company Index                   7
   INTERNATIONAL STOCK PORTFOLIO               8
      EQ/International Equity Index            8
   FIXED INCOME PORTFOLIO                     10
      EQ/J.P. Morgan Core Bond                10
 3. MORE INFORMATION ON PRINCIPAL RISKS       12
-------------------------------------------   --
 4. MANAGEMENT OF THE TRUST                   15
-------------------------------------------   --
   The Trust                                  15
   The Manager                                15
   Expense Limitation Agreement               16
   The Advisers                               16
   The Administrator                          16
   The Transfer Agent                         17
   Brokerage Practices                        17
   Brokerage Transactions with Affiliates     17
 5. FUND DISTRIBUTION ARRANGEMENTS            18
-------------------------------------------   --
 6. PURCHASE AND REDEMPTION                   19
-------------------------------------------   --
 7. HOW ASSETS ARE VALUED                     20
-------------------------------------------   --
 8. TAX INFORMATION                           21
-------------------------------------------   --
 9. FINANCIAL HIGHLIGHTS                      22
-------------------------------------------   --

1. Summary information concerning EQ Advisors Trust
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The following chart highlights the three (3) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 12.


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EQ ADVISORS TRUST DOMESTIC PORTFOLIO
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PORTFOLIO                         INVESTMENT OBJECTIVE(S)
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EQ/SMALL COMPANY INDEX            Seeks to replicate as closely as possible (before the deduction of
                                  Portfolio expenses) the total return of the Russell 2000 Index

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EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIO
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PORTFOLIO                         INVESTMENT OBJECTIVE(S)
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EQ/INTERNATIONAL EQUITY INDEX     Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index

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EQ ADVISORS TRUST FIXED INCOME PORTFOLIO
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PORTFOLIO                         INVESTMENT OBJECTIVE(S)
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EQ/J.P. MORGAN CORE BOND          Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity
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--------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT STRATEGIES                                  PRINCIPAL RISKS
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Common stocks of small-cap companies in the Russell 2000 Index    General investment, index-fund, small-cap and mid-cap company, and derivatives risks

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PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
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Equity securities of companies in the MSCI EAFE Index             General investment, index-fund, foreign securities, liquidity, and derivatives risks

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PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
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Investment grade securities rated BBB/Baa or better at the time   General investment, fixed income, liquidity, portfolio
of purchase (including foreign issuers)                           turnover, derivatives, and foreign securities risks
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2. About the investment portfolios
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This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as of the actual return you would receive under your Contract.


Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE RUSSELL 2000(R) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

THE RUSSELL 3000(TM) INDEX ("Russell 3000 Index") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is compiled by the Frank Russell Company.

SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX ("SAL BIG") is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

DOMESTIC PORTFOLIO

EQ/SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.


   For more information on The Russell 2000, see the preceding section "The Benchmarks." The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.


Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.


The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 12.

o     Index Fund Risk
o     Small-Cap and Mid-Cap Company Risk
o     Derivatives Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's commencement date was January 1, 1998.


[GRAPHIC OMITTED]


 CALENDAR YEAR ANNUAL TOTAL RETURN


                      -2.27%     20.68%     -3.43%
                       1998       1999       2000

 Best quarter:                       Worst quarter:
 18.52% (1999 4th Quarter)           (19.52)% (1998 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                                                         SINCE
                                         ONE YEAR      INCEPTION
----------------------------------------------------------------
 EQ/Small Company Index Portfolio          (3.43)%        4.43%
 Russell 2000 Index*                       (3.02)%        4.65%


*     For more information on this index, see the preceding section "The
      Benchmarks."

WHO MANAGES THE PORTFOLIO

DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"), 130 Liberty Street, New York, New York 10006. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced operations. Bankers Trust Company and DAMI are both subsidiaries of Deutsche Bank AG. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of September 30, 2000, DAMI had approximately $16.4 billion under management.

INTERNATIONAL STOCK PORTFOLIO

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.


   For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.

Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.


The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index.


Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 12.

o     Index Fund Risk

o     Foreign Securities Risk

         Regulatory Risk

o     Liquidity Risk

o     Derivatives Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's average annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


                       20.07%     27.50%     -17.63%
                        1998       1999        2000


 Best quarter:                       Worst quarter:
 20.43% (1998 4th Quarter)           (13.90)% (1998 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                                                                 SINCE
                                                ONE YEAR       INCEPTION
------------------------------------------------------------------------
 EQ/International Equity Index Portfolio          (17.63)%        8.03%
 MSCI EAFE Index*                                 (14.17)%        9.35%


*     For more information on this index, see the preceding section "The
      Benchmarks."

WHO MANAGES THE PORTFOLIO

DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"),130 Liberty Street, New York, New York 10006. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced operations. Bankers Trust Company and DAMI are both subsidiaries of Deutsche Bank AG. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of September 30, 2000, DAMI had approximately $16.4 billion under management.

FIXED INCOME PORTFOLIO

EQ/J.P. MORGAN CORE BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

THE INVESTMENT STRATEGY

This Portfolio's total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio currently invests all of its assets in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody's or unrated securities of similar quality. In the event the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances.

The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser's view of the market and interest rates. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio's bond holdings.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries.


Under normal market conditions, the Portfolio will be primarily invested in bonds. When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in money market securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

The Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 12.

o     Fixed Income Risk

           Interest Rate Risk

           Investment Grade Securities Risk

           Mortgage-backed Securities Risk

o     Liquidity Risk

o     Portfolio Turnover Risk

o     Derivatives Risk

o     Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio commenced operations on January 1, 1998.


               CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


                  9.02%     -1.64%     11.55%
                   1998      1999       2000


 Best quarter:                       Worst quarter:
 4.72% (1998 3rd Quarter)            (1.62)% (1999 2nd Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                                                        SINCE
                                         ONE YEAR     INCEPTION
---------------------------------------------------------------
 EQ/J.P. Morgan Core Bond Portfolio        11.55%        6.15%
 Salomon Brothers Broad Investment
 Grade Bond Index*                         11.59%        6.36%


*     For more information on this index, see the preceding section "The
      Benchmarks."

WHO MANAGES THE PORTFOLIO

J.P. MORGAN INVESTMENT MANAGEMENT INC.
("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan is a registered investment adviser and is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. J.P. Morgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirements plans in the nation.

The Portfolio Managers, responsible for the day to day management of the Portfolio since it commenced operations, are PAUL L. ZEMSKY, a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques, who joined J.P. Morgan in 1985; and JAY GLADIEUX, a Vice President of J.P. Morgan, and a fixed income portfolio manager, who joined J.P. Morgan in 1997. Prior to joining J.P. Morgan, Mr. Gladieux spent 15 years at Morgan Stanley & Co., primarily in the fixed income division.

3. More information on principal risks
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

      ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

      CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

      INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

      MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

      INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

      JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

      CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

      EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

      GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

      POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

      REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

      TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

INDEX-FUND RISK: The EQ/Small Company Index and EQ/International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). The EQ/Small Company Index and EQ/International Equity Index Portfolios utilize a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

4. Management of the Trust
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, a French insurance holding company.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.


The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:


CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (FEE ON ALL ASSETS)


INDEX PORTFOLIOS
----------------------------------------
EQ/International Equity Index     0.350%
EQ/Small Company Index            0.250%


CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                               FIRST           NEXT          NEXT          NEXT
 DEBT PORTFOLIO             $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
-------------------------- -------------- -------------- ------------ -------------- -----------
EQ/J.P. Morgan Core Bond        0.450%         0.425%        0.400%        0.380%        0.370%

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 2000 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 2000 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.


MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2000



                                   ANNUAL        RATE OF
                                    RATE          FEES
 PORTFOLIOS                        RECEIVED       WAIVED
--------------------------------------------------------
 EQ/International Equity Index     0.35%         0.03%
 EQ/Small Company Index            0.25%         0.18%
 EQ/J.P. Morgan Core Bond          0.45%         0.01%


EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2002 the expenses of each Portfolio, the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:


EXPENSE LIMITATION PROVISIONS


                                      TOTAL EXPENSES
                                     LIMITED TO (% OF
 PORTFOLIOS                          DAILY NET ASSETS)
------------------------------------------------------
 EQ/International Equity Index              0.85%
 EQ/Small Company Index                     0.60%
 EQ/J.P. Morgan Core Bond                   0.55%


Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


THE ADVISERS

Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without obtaining the approval of the relevant Portfolio's shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. From time to time, the advisory fee may be changed without shareholder approval. No Portfolio is responsible for the fees paid to each of the Advisers.


THE ADMINISTRATOR

Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust average daily net assets, 0.03 of 1% of the next $3 billion; 0.025 of 1% of the next $4 billion; and 0.0225% of 1% of the total Trust average daily net assets in excess of $10 billion.


THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


BROKERAGE PRACTICES

In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) allocate brokerage to broker dealers in recognition of their past sales of shares of the Trust.


BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5. Fund distribution arrangements
--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI LLC") will become a successor by merger to all of the functions, rights and obligations of EDI, including the role of distributor for the Trust. Like EDI, EDI LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter EDI in each prospectus should be replaced with EDI LLC.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6. Purchase and redemption
--------------------------------------------------------------------------------

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.


Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.


All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.


The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolio's are disruptive to the Trust's Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

7. How assets are valued
--------------------------------------------------------------------------------

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a Portfolio's net asset value fairly reflects securities values as of the time of pricing.

8. Tax information
--------------------------------------------------------------------------------

Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator, and Manager therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9. Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2000 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
(FKA EQ INTERNATIONAL EQUITY INDEX PORTFOLIO):*


                                                                                           CLASS IB
                                                                   ---------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                                   ---------------------------------------------------------
                                                                          2000               1999                1998
                                                                   -----------------   ----------------   ------------------
Net asset value, beginning of period ...........................      $   14.87            $ 11.85           $   10.00
                                                                      ---------            -------           ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................           0.11               0.10                0.08
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................          (2.72)              3.15                1.92
                                                                      ---------            -------           ---------
  Total from investment operations .............................          (2.61)              3.25                2.00
                                                                      ---------            -------           ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................              -              (0.10)              (0.15)
  Dividends in excess of net investment income .................          (0.01)             (0.02)                  -
  Distributions from realized gains ............................          (0.45)             (0.11)                  -
                                                                      ---------            -------           ---------
  Total dividends and distributions ............................          (0.46)             (0.23)              (0.15)
                                                                      ---------            -------           ---------
Net asset value, end of period .................................      $   11.80            $ 14.87           $   11.85
                                                                      =========            =======           =========
Total return ...................................................         (17.63)%            27.50%              20.07%
                                                                      =========            =======           =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................      $  99,467            $94,581           $  48,075
Ratio of expenses to average net assets after waivers ..........           1.01%(a)           0.94%(a)            0.84%(a)
Ratio of expenses to average net assets before waivers .........           1.04%(a)           1.05%(a)            1.49%(a)
Ratio of net investment income to average net assets after
  waivers ......................................................           0.86%(a)           0.96%(a)            1.11%(a)
Ratio of net investment income to average net assets before
  waivers ......................................................           0.83%(a)           0.85%(a)            0.46%(a)
Portfolio turnover rate ........................................             12%                 7%                  3%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................      $       -            $  0.03           $    0.05

EQ/J.P. MORGAN CORE BOND PORTFOLIO
(FKA J.P. MORGAN CORE BOND PORTFOLIO):*


                                                                                      CLASS IB
                                                                   ----------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                                   ----------------------------------------------
                                                                        2000            1999             1998
                                                                   -------------   --------------   -------------
Net asset value, beginning of year .............................      $    9.92        $   10.57        $   10.00
                                                                      ---------        ---------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................           0.54             0.49             0.21
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................           0.61            (0.66)            0.70
                                                                      ---------        ---------        ---------
  Total from investment operations .............................           1.15            (0.17)            0.91
                                                                      ---------        ---------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................          (0.56)           (0.48)           (0.21)
  Dividends in excess of net investment income .................              -                -            (0.01)
  Distributions from realized gains ............................              -                -            (0.11)
  Distributions in excess of realized gains ....................              -                -            (0.01)
                                                                      ---------       ----------        ---------
  Total dividends and distributions ............................          (0.56)           (0.48)           (0.34)
                                                                      ---------       ----------        ---------
  Net asset value, end of year .................................      $   10.51        $    9.92        $   10.57
                                                                      =========       ==========        =========
  Total return .................................................          11.55%          ( 1.64)%           9.02%
                                                                      =========       ==========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................      $ 233,916        $ 156,581        $ 103,326
Ratio of expenses to average net assets after waivers ..........           0.80%            0.80%            0.80%
Ratio of expenses to average net assets before waivers .........           0.81%            0.89%            1.03%
Ratio of net investment income to average net assets after
   waivers .....................................................           5.92%            5.53%            4.95%
Ratio of net investment income to average net assets before
   waivers .....................................................           5.91%            5.44%            4.72%
Portfolio turnover rate ........................................            185%             233%             428%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................      $       -        $    0.01        $    0.01

EQ/SMALL COMPANY INDEX PORTFOLIO
(FKA EQ SMALL COMPANY INDEX PORTFOLIO):*


                                                                                  CLASS IB
                                                                   ---------------------------------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                   ---------------------------------------
                                                                       2000          1999          1998
                                                                   -----------   -----------   -----------
Net asset value, beginning of year .............................     $ 10.85       $  9.56       $ 10.00
                                                                     -------       -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................        0.09          0.09          0.07
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................      ( 0.55)         1.85        ( 0.30)
                                                                     -------       -------       -------
  Total from investment operations .............................      ( 0.46)         1.94        ( 0.23)
                                                                     -------       -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................      ( 0.08)       ( 0.09)       ( 0.07)
  Distributions from realized gains ............................      ( 1.28)       ( 0.56)       ( 0.13)
  Distributions in excess of realized gains ....................           -             -        ( 0.01)
                                                                     -------       -------       -------
  Total dividends and distributions ............................      ( 1.36)       ( 0.65)       ( 0.21)
                                                                     -------       -------       -------
Net asset value, end of year ...................................     $  9.03       $ 10.85       $  9.56
                                                                     =======       =======       =======
Total return ...................................................      ( 3.43)%       20.68%       ( 2.27)%
                                                                     =======       =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................     $72,747       $59,931       $32,609
Ratio of expenses to average net assets after waivers ..........        0.75%         0.71%         0.60%
Ratio of expenses to average net assets before waivers .........        0.93%         1.20%         1.81%
Ratio of net investment income to average net assets after
  waivers ......................................................        0.73%         1.11%         1.18%
Ratio of net investment income to average net assets before
  waivers ......................................................        0.55%         0.62%       ( 0.03)%
Portfolio turnover rate ........................................          59%           59%           35%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................     $  0.02       $  0.04       $  0.07

---------
* Commenced operations on January 1, 1998. (a) Reflects overall fund ratios for investment income and non-class specific expense.

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2001, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953